UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 26, 2021

Entergy New Orleans, LLC
(Exact name of registrant as specified in its charter)

Texas	1-35747	82-2212934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, New Orleans, Louisiana		70112
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 670-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Mortgage Bonds, 5.0% Series due December 2052	ENJ	New York Stock Exchange
Mortgage Bonds, 5.50% Series due April 2066	ENO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On April 26, 2021, Entergy New Orleans, LLC (the “Company”) announced that effective May 9, 2021 (the “Effective Date”), Deanna D. Rodriguez will be appointed the Company’s Chair of the Board, President and Chief Executive Officer and will be elected to the Company’s Board of Directors. Ms. Rodriquez, 56, has served as Vice President, Regulatory and Public Affairs of Entergy Texas, Inc. since June 2012. She will succeed David D. Ellis, who will resign his positions as a Director, Chairman of the Board, President and Chief Executive Officer of the Company, also as of the Effective Date, in conjunction with his appointment as Senior Vice President, Chief Customer Officer, of Entergy Services, LLC.
As the Company’s Chair of the Board, President and Chief Executive Officer, Ms. Rodriquez will be paid an annual base salary of $330,000 (“Base Salary”), and will be eligible to receive an annual cash bonus under the Entergy Corporation (“Entergy”) annual incentive program targeted at 40% of her Base Salary and to receive awards of performance units, restricted stock and stock options under Entergy’s 2019 Omnibus Incentive Plan or any successor plan. The grants and awards to be made under these programs will be determined in conjunction with Entergy’s normal annual compensation review process and at levels consistent with her seniority and scope of responsibility. Ms. Rodriquez will also participate in other compensation and benefit programs generally made available to other Entergy executives from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy New Orleans, LLC
By: /s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: April 27, 2021